Exhibit 10.8

FedEx Contract #

Supplemental Agreement No. 30

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 30 (SA-30), entered into as of the 18 day of June 2018, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

B. WHEREAS, Customer desires to add twelve (12) Aircraft to the Purchase Agreement, such Aircraft to be designated as either Block E1 or Block E2 Aircraft (collectively, Block E Aircraft), with delivery months and blocks as shown in the table below; and

Delivery Month & Year of Block E Aircraft	Block
[*]	Block E1
[*]	Block E1
[*]	Block E1
[*]	Block E1
[*]	Block E1
[*]	Block E1

P.A. No. 3157	1	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Delivery Month & Year of Block E Aircraft	Block

[*]	Block E2
[*]	Block E2
[*]	Block E2
[*]	Block E2
[*]	Block E2
[*]	Block E2

C. WHEREAS, Customer desires to reschedule the delivery month of eleven (11) Option Aircraft under Letter Agreement 6-1162-RRO-1062, Option Aircraft, to the Purchase Agreement as shown in the table below; and

Existing Delivery Months of Option Aircraft	Revised Delivery Months of Option Aircraft

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

P.A. No. 3157	2	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

D. WHEREAS, Customer desires to remove the special provision (Letter Agreement 6-1162-RRO-1068R1) relating to the three (3) Block B Aircraft with scheduled months of delivery as shown in the table below, resulting in such three (3) Block B Aircraft becoming firm Aircraft upon execution of this Supplemental Agreement No. 30; and

Delivery Month & Year of Block B Aircraft
[*]
[*]
[*]

E. WHEREAS, Customer desires to add fourteen (14) Option Aircraft to the Purchase Agreement, hereinafter referred to as SA-30 Option Aircraft, with delivery months as shown in the table below; and

Delivery Month and Year of Option Aircraft	Block
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft
[*]	SA-30 Option Aircraft

P.A. No. 3157	3	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

F. WHEREAS, Customer desires to reschedule the delivery month of one (1) Aircraft (SA-30 Accelerated Aircraft), as shown in the table below; and

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
original block	37731	Table 1	[*]	[*]

G. WHEREAS, Boeing and Customer desire to revise the [*] letter agreement to reflect certain agreements regarding the [*]; and

H. WHEREAS, Boeing and Customer desire to provide Boeing the opportunity to [*] of the Block E Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 30.

2.

Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 30 and upon fulfillment of the condition described in Article 20 below, (i) six (6) of the twelve (12) Aircraft described in Recital Paragraph B above are hereby added to the Purchase Agreement and are considered by the parties as “Block E1 Aircraft”, (ii) six (6) of the twelve (12) Aircraft described in Recital Paragraph B above are hereby added to the Purchase Agreement as conditional firm aircraft and are considered by the parties as “Block E2 Aircraft”, which together with the Block E1 Aircraft are collectively considered by the parties as “Block E Aircraft” and will be deemed “Aircraft” for all purposes under the Purchase Agreement, (iii) eleven (11)

P.A. No. 3157	4	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Option Aircraft are hereby rescheduled as described in Recital Paragraph C above, (iv) the three (3) Block B Aircraft described in Recital Paragraph D above are hereby made firm Block B Aircraft in accordance with Recital Paragraph D above, and (v) the fourteen (14) SA-30 Option Aircraft described in Recital Paragraph E above are hereby added to the Purchase Agreement as “Option Aircraft” and will be deemed such for all purposes under the Purchase Agreement except as otherwise set forth herein.

3.

Remove and replace, in its entirety, Table 1, Aircraft Information Table, with the revised Table 1, attached hereto, revised to reflect the acceleration of one (1) Aircraft described in Recital Paragraph F above.

4.

Remove and replace, in its entirety, “Table 1-A”, Block B Firm Aircraft Information Table, with the revised Table 1-A, attached hereto, revised to reflect the addition of the three (3) Block B Aircraft described in Recital Paragraph D above as firm Block B Aircraft.

5.

Remove and replace, in its entirety, “Table 1-B”, Block B Conditional Firm Aircraft Information Table, with the revised Table 1-B, attached hereto, revised to reflect the removal of the three (3) Block B Aircraft described in Recital Paragraph D above.

6.

Add a new Table 1-E1, Block E Firm Aircraft Information Table (Block E1), attached hereto, to reflect the addition of the six (6) Block E1 Aircraft described in Recital Paragraph B above to the Purchase Agreement.

7.

Add a new Table 1-E2, Block E Conditional Firm Aircraft Information Table (Block E2), attached hereto, to reflect the addition of the six (6) Block E2 Aircraft described in Recital Paragraph B above to the Purchase Agreement.

8.	Add a new Exhibit A5, Block E Aircraft Configuration, attached hereto, to the Purchase Agreement. Exhibit A5 provides the aircraft configuration in [*] base year dollars for the Block E Aircraft.

9.

Remove and replace, in its entirety, the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, with a revised Attachment, attached hereto, to reflect the rescheduling of the eleven (11) Option Aircraft described in Recital Paragraph C above. Boeing and Customer acknowledge and agree that the rescheduling of Option Aircraft herein is not made pursuant to paragraph [*], and accordingly, for the avoidance of doubt [*]. Boeing and Customer further agree that, notwithstanding the reschedule, the Option Aircraft described in Recital Paragraph C will retain the [*].

P.A. No. 3157	5	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.

Remove and replace, in its entirety, Letter Agreement 6-1162-RRO-1067, Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062, with Letter Agreement 6-1162-RRO-1067R1, Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062, attached hereto, to reflect [*].

11.

Remove and replace, in its entirety, Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft, with Letter Agreement 6-1162-RRO-1068R1, Special Provision – Block B and Block E2 Aircraft, attached hereto, to reflect the addition of the six (6) Block E2 Aircraft and the application of the terms of the revised Letter Agreement to such Block E2 Aircraft.

12.

Remove and replace, in its entirety, Letter Agreement 6-1162-SCR-193, [*] Matters, with Letter Agreement 1162-SCR-193R1, [*] Matters and [*] Special Matters, attached hereto, to reflect revised commercial and business terms relating to [*].

13.

Add a new Letter Agreement FED-PA-3157-LA-1802894, Special Matters for Block E Aircraft, attached hereto, to the Purchase Agreement to describe the commercial and business terms applicable to the Block E Aircraft described in Recital Paragraph B above.

14.

Add a new Letter Agreement 6-1169-LKJ-0776, SA-30 Option Aircraft, attached hereto, to the Purchase Agreement to reflect the addition of the fourteen (14) SA-30 Option Aircraft described in Recital Paragraph E above.

15.

Add a new Letter Agreement 6-1169-LKJ-0777, Special Matters—SA-30 Option Aircraft, attached hereto, to the Purchase Agreement to describe the commercial and business terms applicable to the SA-30 Option Aircraft.

16.	Add a new Letter Agreement 6-1169-LKJ-0778, SA-30 [*] Matters, attached hereto, to the Purchase Agreement to describe the terms applicable to the [*].

17.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1065, Aircraft Performance Guarantees for Block B Aircraft, [*] to the Purchase Agreement.

18.

Boeing acknowledges that, subject to execution of this SA-30 by [*], the addition of twelve (12) incremental Aircraft to the Purchase Agreement as described in Recital Paragraph B and removal of the special provision (Letter Agreement 6-1162-RRO-1068R1) relating to three (3) Block B Aircraft as described in Recital Paragraph D, both as agreed in paragraph 2 above, [*].

P.A. No. 3157	6	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

19.

As a result of the changes incorporated in this Supplemental Agreement No. 30, Customer will [*] applicable to each of the twelve (12) Block E Aircraft described in Recital Paragraph B and added to the Purchase Agreement by this Supplemental Agreement No. 30, (ii) [*] of the [*] Block E1 Aircraft, (iii) an [*] for each of the fourteen (14) SA-30 Option Aircraft described in Recital Paragraph D and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 30 and (iv) [*] applicable to the Aircraft described in Recital Paragraph F above as a result of the reschedule of such Aircraft. The foregoing results in an [*]. Customer will [*].

20.

This Supplemental Agreement No. 30 to the Purchase Agreement shall not be effective unless (i) executed and delivered by the parties on or prior to June 26, 2018, and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 11 to Purchase Agreement No. 3712 on or prior to June 26, 2018.

P.A. No. 3157	7	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ L. Kirsten Jensen	By:	/s/ Phillip C. Blum
Its:	Attorney-In-Fact	Its:	Vice President Aircraft Acquisitions & Planning and Performance

P.A. No. 3157	8	SA–30

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	30
1-A	Block B Firm Aircraft Information Table	30
1-B	Block B Conditional Firm Aircraft Information Table	30
1-C	Block C Aircraft Information Table	13
1-C1	Block C Aircraft Information Table (MSN 39285)	11
1-C2	Block C Aircraft Information Table	29
1-D	Block D Aircraft Information Table	20
1-E1	Block E Firm Aircraft Information Table (Block E1)	30
1-E2	Block E Conditional Firm Aircraft Information Table (Block E2)	30

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
A5.	Aircraft Configuration (Block E Aircraft)	30
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	9	SA–30

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	4 30

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067 R1	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	30

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193 R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	10	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LETTER AGREEMENT (Con’t)		SA NUMBER

6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776	SA-30 Option Aircraft	30

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778	SA-30 [*] Matters	30

P.A. No. 3157	11	SA–30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	12	SA–30

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June , 2018

P.A. No. 3157	13	SA–30

BOEING PROPRIETARY

Table 1 to

Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation		Escalation Estimate
Delivery	Number of	Factor	MSN	Adv Payment Base	Balance At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	37721	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37724	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37722	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37723	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37727	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37728	[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	37725/37726	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37729	[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	37732/37733	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37734	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37735	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37730	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	37731	[*]	[*]	[*]	[*]	[*]

Note: Boeing and Customer acknowledge that letter 6-1162-RRO-1069 “Delivery Notice and Excusable Delay for Aircraft with Delivery Dates of [*] has been sent to Customer.

[1]	Per SA # 5, [*]
[2]	Per SA # 5, [*]
[3]	In SA #15, the former two (2) [*] Aircraft have moved as follows: [*].
[4]	In SA # 19, one (1) [*] Aircraft was moved to [*].

FED		Supplemental Agreement No. 30
50269, 58383, 109002	Boeing Proprietary	Page 1

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-A to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012

Engine Model/Thrust:	GE90-110B1L	110000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreement:		[*]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation			Escalation Estimate
Delivery	Number of	Factor	MSN		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	40674		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40675		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40684	SA-24 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40683	SA-28 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40685	SA-27 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40671	SA-29 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40672	SA-29 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40682	SA-29 Accelerated Block B Aircraft	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40673		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40676		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	40679		[*]	[*]	[*]	[*]	[*]
Total:	11		1 SA-24 Accelerated Block B Aircraft. [*] for the SA-24 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0726.
			2 SA-27 Accelerated Block B Aircraft. [*] for the SA-27 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0758.

NOTES:     [*]

APR No. 50270, 62654, 79650, 106232, 108205	BOEING PROPRIETARY	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-B to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Conditional Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Engine Model/Thrust:	GE90-110B1L	110000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[*]

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation		Escalation Estimate
Delivery	Number of	Factor	MSN	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	35%
Total:	0

APR 50270		Supplemental Agreement No. 30
	Boeing Proprietary	Page 1

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-E1 to Purchase Agreement No. PA-3157

Aircraft Delivery, Description, Price and Advance Payments

Block E Firm Aircraft (Block E1)

Airframe Model/MTOW:	777-Freighter	766,000 pounds	Detail Specification: D019W007FED7F-1, Rev J (10/17/2017)

Engine Model/Thrust:	GE90-110B1L	110,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft at Proposal Accept:		[*]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

Notes:
1)	[*].
2)	[*] in accordance with paragraph 9 of Letter Agreement FED-PA-3157-LA-1802894, Special Matters for Block E Aircraft.

PA-3157		Supplemental Agreement No. 30
108727	Boeing Proprietary	Page 1

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-E2 to Purchase Agreement No. PA-3157

Aircraft Delivery, Description, Price and Advance Payments

Block E Conditional Firm Aircraft (Block E2)

Airframe Model/MTOW:	777-Freighter	766,000 pounds	Detail Specification: D019W007FED7F-1, Rev J (10/17/2017)

Engine Model/Thrust:	GE90-110B1L	110,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft at Proposal Accept:		[*]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

Notes:

1)	[*].
2)	[*] in accordance with paragraph 9 of Letter Agreement FED-PA-3157-LA-1802894, Special Matters for Block E Aircraft.

PA-3157		Supplemental Agreement No. 30
108727	Boeing Proprietary	Page 1

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit A5 to

Purchase Agreement No. 3157

BLOCK E AIRCRAFT CONFIGURATION

Dated 6/18/2018

relating to

BOEING MODEL 777-FREIGHTER BLOCK E AIRCRAFT

The Detail Specification for FedEx is Detail Specification D019W007FED7F-1, Rev J dated October 17, 2017. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007, Rev NEW, dated July 24, 2006 as amended to incorporate the Options attached here to, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).

The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Supplemental Agreement No. 30

BOEING PROPRIETARY

Exhibit A5 To

Purchase Agreement No. 3157

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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BOEING PROPRIETARY

Page 1 of 5	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

Exhibit A5 To

Purchase Agreement No. 3157

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

BOEING PROPRIETARY

Page 2 of 5	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

Exhibit A5 To

Purchase Agreement No. 3157

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

BOEING PROPRIETARY

Page 3 of 5	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

Exhibit A5 To

Purchase Agreement No. 3157

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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BOEING PROPRIETARY

Page 4 of 5	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

Exhibit A5 To

Purchase Agreement No. 3157

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]

	TOTAL EXHIBIT A5:	[*]

BOEING PROPRIETARY

Page 5 of 5	Supplemental Agreement No. 30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment To

Letter 6-1162-RRO-1062

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1 Rev E dated August 29, 2011

Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]	Forecast: 2Q08

Non-Refundable Deposit/Aircraft at Def Agreemt:		[*]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)[1]	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
Total:	11

[1]

The Escalation Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

FED-PA-3157		Supplemental Agreement No. 30
APR 97697	Boeing Proprietary	Page 1

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-RRO-1067R1

Federal Express Corporation

3131 Democrat Road

Memphis TN 38125

Subject:	Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062

Reference:	A) Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

B) Letter Agreement 6-1162-RRO-1062 Option Aircraft

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-RRO-1067 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*]

[*]

2.	[*]

[*]

3.	[*]

[*]

4. [*]

[*]

P.A. No. 3157 (SA # 30)

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-RRO-1067R1

5.	[*]

[*]

6.	INCREMENTAL AIRCRAFT COMMITMENT [*]

[*]

7.	ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

8.	[*]

[*]

9.	[*]

[*]

10.	[*]

[*]

11.	ASSIGNMENT

The [*] described in this Letter Agreement are [*] to Customer in consideration of Customer becoming the operator of the Option Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

P.A. No. 3157 (SA # 30)

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-RRO-1067R1

12.	PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Option Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

13.	CONFIDENTIAL TREATMENT.

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

P.A. No. 3157 (SA # 30)

BOEING PROPRIETARY

6-1162-RRO-1067R1

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date:	June 18, 2018

    FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions
& Planning and Performance

P.A. No. 3157 (SA # 30)

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-RRO-1068R1	FedEx Contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Provision – Block B and Block E2 Aircraft

Reference:	Purchase Agreement 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-RRO-1068 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

[Defined Terms]

“Block B Aircraft” means the fifteen (15) Option Aircraft exercised under Supplemental Agreement Number 4 to the Purchase Agreement and shall have the meaning as defined therein.

“Block E2 Aircraft” means the six (6) Aircraft identified in Table 1-E2 as conditional firm Block E Aircraft (Block E2) pursuant to Supplemental Agreement Number 30 to the Purchase Agreement and shall have the meaning as defined therein.

[*]

“RLA” or “Railway Labor Act” means 45 USC Section 151 et seq.

“NLRA” or “National Labor Relations Act” means 29 USC Section 151 et seq.

[*]

PA No.3157 (SA # 30)

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Federal Express Corporation

6-1162-RRO-1068R1

    Very Truly Yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    Agreed and Accepted

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its Vice President Aircraft Acquisitions &
Planning and Performance

PA No.3157 (SA # 30)

6-1162-SCR-193R1	FedEx Contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director – Aircraft Acquisitions & Sales

Subject:	[*] Matters and [*] Special Matters

References:	Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 (Purchase Agreement) relating to the purchase of 777F aircraft (Aircraft).

This letter agreement (Letter Agreement) cancels and supersedes letter agreement 6-1162-SCR-193 and amends and supplements the Purchase Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Purchase Agreement.

1.	Background.

[*]

The purpose of this letter agreement is to document certain terms and conditions under which [*].

2. [*]

[*]

3. [*]

[*]

4. Other Matters.

[*]

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this business consideration as confidential. Each of Customer and Boeing agree that it will treat this business consideration and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this business consideration to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this business consideration and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

BOEING PROPRIETARY	SA-30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By	/s/ L. Kirsten Jensen	By	/s/ Phillip C. Blum

Its	Attorney-In-Fact	Its	Vice President Aircraft Acquisitions &
Planning and Performance

ACCEPTED AND AGREED TO this

Date: June 18, 2018

BOEING PROPRIETARY	Page 2
SA-30

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-3157-LA-1802894	FedEx contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters for Block E Aircraft

References:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement apply to Block E1 Aircraft in Table 1-E1 and Block E2 Aircraft in Table 1-E2 (collectively, Block E Aircraft).

1.	[*]

[*]

2.	[*]

[*]

3.	[*]

[*]

4.	[*]

[*]

5.	[*]

[*]

6.	INCREMENTAL AIRCRAFT COMMITMENT [*]

[*]

FED-PA-3157-LA-1802894		SA-30
Special Matters for Block E Aircraft		Page 1
BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

8.	[*]

[*]

9.	[*]

[*]

10.	[*]

[*]

11.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer in consideration of Customer taking title to the Block E Aircraft at the time of delivery and becoming the operator of the Block E Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

12.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Boeing acknowledges that Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, and to Customer’s and FedEx Corporation’s professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-3157-LA-1802894		SA-30
Special Matters for Block E Aircraft		Page 2
BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

FED-PA-3157-LA-1802894		SA-30
Special Matters for Block E Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

6-1169-LKJ-0776

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	SA-30 Option Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement 6-1162-RRO-1066R1, Special Matters for Block B Aircraft

(c) Letter Agreement FED-PA-03712-LA-1106157, Aircraft General Terms Agreement—Amended Terms

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in the Tables to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 777-FREIGHTER aircraft as option aircraft (SA-30 Option Aircraft).

2.	Delivery.

The number of aircraft, delivery months, and the pricing elements of the SA-30 Option Aircraft are listed in the Attachment to this Letter Agreement.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Customer’s model 777-FREIGHTER aircraft, D019W007FED7F-1, Rev J dated October 17, 2017. Such Detail Specification will be revised to reflect (i) changes that have been made to the Detail Specification of Customer’s 777-FREIGHTER Aircraft pursuant to the Purchase Agreement between the date of this letter and the signing of the Definitive Agreement for the exercise of the SA-30 Option Aircraft, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

SA-30

BOEING PROPRIETARY

3.2        Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

3.3        [*]

4.	Price.

4.1        The pricing elements of the Option Aircraft are listed in the Attachment.

4.2         Price Adjustments.

 4.2.1        Changes. The price of the SA-30 Option Aircraft will be adjusted to reflect changes discussed in paragraph 3.1 above, provided that the price for changes in 3.1 (ii) are subject to the terms of paragraph 3.2.2 of the AGTA, as amended by the reference (c) letter agreement.

 4.2.2        Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A-5 to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

 4.2.3        Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Block E Aircraft.

5.	Payment.

5.1 [*]

5.2        Following option exercise, at Definitive Agreement for the SA-30 Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the SA-30 Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1        Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the first day of the delivery month listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [*].

6.2        [*]

7.	Definitive Agreement.

Following Customer’s exercise of an option, the parties will use their best efforts to sign a definitive agreement for the purchase of such SA-30 Option Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and other terms and conditions as may be agreed upon.

8.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

6-1169-LKJ-0776		SA-30

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

6-1169-LKJ-0776		SA-30

BOEING PROPRIETARY

Attachment to

Letter 6-1169-LKJ-0776

SA-30 Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev J (10/17/17)

Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE)		[*]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[*]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)[1]	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
Total:	14

[1]

The Escalation Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

PA-3157
108728-1O.txt	Boeing Proprietary	SA-30

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1169-LKJ-0777	FedEx contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters for SA-30 Option Aircraft

References:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement apply to the SA-30 Option Aircraft as shown in the Attachment to Letter Agreement 6-1169-LKJ-0776.

1.	[*]

[*]

2.	[*]

[*]

3.	[*]

[*]

4.	[*]

[*]

5.	[*]

[*]

6.	INCREMENTAL AIRCRAFT COMMITMENT [*]

[*]

6-1169-LKJ-0777		SA-30
Special Matters for SA-30 Option Aircraft		Page 1
BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

8.	[*]

[*]

9.	[*]

[*]

10.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer in consideration of Customer taking title to the SA-30 Option Aircraft at the time of delivery and becoming the operator of the SA-30 Option Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

11.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Boeing acknowledges that Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, and to Customer’s and FedEx Corporation’s professional advisors under a duty of confidentiality with respect thereto, and as required by law.

6-1169-LKJ-0777		SA-30
Special Matters for SA-30 Option Aircraft		Page 2
BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

    ACCEPTED AND AGREED TO this

Date	June 18, 2018

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisitions & Planning and Performance

6-1169-LKJ-0777		SA-30
Special Matters for SA-30 Option Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1169-LKJ-0778	FedEx contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	SA-30 [*] Matters

References:	(a) Purchase Agreement No. 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the 777 Purchase Agreement)

(b) Purchase Agreement No. 3712 between Boeing and Customer relating to Model 767-3S2F aircraft (the 767 Purchase Agreement)

(c) Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*]

All terms used but not defined in this Letter Agreement (Letter Agreement) shall have the same meaning as in the 767 Purchase Agreement and the 777 Purchase Agreement.

1. As a result of SA-30 to the 777 Purchase Agreement and SA-11 to the 767 Purchase Agreement, Customer will owe certain 777 Advance Payments or 767 Advance Payments during calendar years [*] in accordance with the advance payment schedules provided in the Table 1 of the 777 Purchase Agreement and 767 Purchase Agreement (Standard Advance Payment Schedule) and the reference (c) letter agreement. [*]

6-1169-LKJ-0778	SA-30
SA-30 [*] Matters	Page 1

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.1	[*]

Table 1.1

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

1.2	[*]

6-1169-LKJ-0778	SA-30
SA-30 [*] Matters	Page 2

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1.2

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2. [*]

3. [*] will be paid in accordance with the Standard Advance Payment Schedule and the reference (c) letter agreement. If the contractual obligations set forth in the 777 Purchase Agreement or 767 Purchase Agreement are revised prior to [*], Boeing and Customer will work in good faith to revise this Letter Agreement accordingly.

4.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Boeing acknowledges that Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, and to Customer’s and FedEx Corporation’s professional advisors under a duty of confidentiality with respect thereto, and as required by law.

6-1169-LKJ-0778	SA-30
SA-30 [*] Matters	Page 3

BOEING PROPRIETARY

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Very truly yours,

THE BOEING COMPANY

By /s/ L. Kirsten Jensen

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date June 18, 2018

FEDERAL EXPRESS CORPORATION

By /s/ Phillip C. Blum

Its Vice President Aircraft Acquisitions
& Planning and Performance

6-1169-LKJ-0776	SA-30
Page 4

BOEING PROPRIETARY